Exhibit 99.2

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information and explanatory entries present how the combined financial statements of Stratum and Decca may have appeared had the businesses actually been combined as of December 31, 2006 (with respect to the balance sheet information) and as of January 1, 2005 (with respect to the statements of operations information for the years ended December 31, 2006 and 2005). The unaudited pro forma condensed combined financial information shows the impact of Stratum’s acquisition of Decca on the companies’ historical financial position and results of operations under the purchase method of accounting with Stratum treated as the acquirer. Under this method of accounting, the assets and liabilities of Decca are recorded by Stratum at their estimated fair values as of March 2, 2007, the date the Stock Purchase Agreement was completed.

Pursuant to the Stock Purchase Agreement, Stratum acquired the outstanding capital stock of Decca for: (a) cash of $2,212,600 (representing the U.S. currency equivalent of $2,600,000 in Canadian currency, using the March 2, 2007 exchange rate of $0.851 U.S./$1.00 Canadian); (b) long term debt of $1,233,950 (representing the U.S. currency equivalent of $1,450,000 in Canadian currency, using the March 2, 2007 exchange rate of $0.851 U.S./$1.00 Canadian); (c) 828,572 shares of Stratum’s common stock, with an agreed upon value of $1.75 per share, for a total equity value of $1,450,000, and (d) accrued liabilities of $200,000, representing estimated third party costs of the transaction. Additionally, the Stock Purchase Agreement provides for the issuance of a promissory note to the sellers for an amount equal to Decca’s December 31, 2006 net working capital (as defined), to be paid as the net working capital amount is liquidated.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined as of the dates indicated. This financial information has been derived from and should be read together with the historical consolidated financial statements and the related notes of Stratum, incorporated by reference to its periodic SEC filings, and of Decca, appearing elsewhere in this document. In addition, as explained in more detail in the accompanying entries to the unaudited pro forma condensed combined financial information, the allocation of the purchase price reflected in the pro forma condensed combined financial information is preliminary and is subject to adjustment and may vary from the actual purchase price allocation that will be recorded as of the effective date of the acquisition.

STRATUM HOLDINGS, INC.
PRO FORMA BALANCE SHEET
DECEMBER 31, 2006

	Stratum	Decca	Pro Forma		Pro Forma
	Holdings, Inc.	Consulting, Ltd.	Adjustments		Combined

Assets
Current assets:
Cash and cash equivalents	$261,010	$37,531	$(212,600)	(1/3)	$85,941
Accounts receivable	8,277,568	3,576,552	-		11,854,120
Marketable securities	-	17,164	-		17,164
Prepaid expenses and other	880,230	30,627	-		910,857
Total current assets	9,418,808	3,661,874	(212,600)		12,868,082

Property and equipment:
Oil and gas properties (full cost method)	13,433,333	-	-		13,433,333
Other property and equipment	893,512	9,425	-		902,937
	14,326,845	9,425	-		14,336,270
Less: Accumulated DD&A	(816,871)	(3,202)	-		(820,073)
Net property and equipment	13,509,974	6,223	-		13,516,197

Other assets:
Goodwill	9,089,162	-	4,980,462	(1/2)	14,069,624
Deferred income taxes	489,100	-	-		489,100
Other	636,821	-	-		636,821
Total other assets	10,215,083	-	4,980,462		15,195,545

Total assets	$33,143,865	$3,668,097	$4,767,862		$41,579,824

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$7,661,885	$-	$239,920		$7,901,805
Accounts payable	2,129,381	2,777,811	-		4,907,192
Accrued liabilities	1,492,973	534,328	199,950	(1)	2,227,251
Income taxes payable	21,883	-	-		21,883
Total current liabilities	11,306,122	3,312,139	439,870		15,058,131

Long-term debt, net of current portion	10,577,969	-	3,233,950	(1/3)	13,811,919
Deferred income taxes	3,378,400	5,670	(5,670)	(2)	3,378,400
Total liabilities	25,262,491	3,317,809	3,668,150		32,248,450

Stockholders’ equity:
Common stock	23,804	1	828	(1/2)	24,633
Additional paid-in capital	9,441,664	-	1,449,171	(1)	10,890,835
Retained earnings (deficit)	(1,584,094)	321,591	(321,591)	(2)	(1,584,094)
Cumulative foreign currency translation	-	28,696	(28,696)	(2)	-
Total stockholders’ equity	7,881,374	350,288	1,099,712		9,331,374

Total liabilities and stockholders’ equity	$33,143,865	$3,668,097	$4,767,862		$41,579,824

	(1)

Investment in Decca		5,096,500
Cash			2,212,600
Accrued liabilities			199,950
Long term debt			1,233,950
Common stock			829
Paid in capital			1,449,171
		5,096,500	5,096,500

 To record purchase of Decca for (a) cash of $2,212,600 ($2,600,000 Cdn), (b) long term debt of $1,233,950 ($1,450,000 Cdn), (c) 828,572 shares of STTH common stock, with an agreed upon value of $1.75 per share, for a total equity value of $1,450,000, and (d) accrued liabilities of $199,950, representing estimated third party costs of the transaction.

	(2)

Goodwill		4,980,462
Deferred income taxes		5,670
Common stock		1
Retained earnings		321,591
Cumulative foreign currency translation		28,696
Current portion of long-term debt			239,920
Investment in Decca			5,096,500
		5,336,420	5,336,420

 To record preliminary allocation of the purchase price paid for acquisition of Decca. The excess of the purchase price over the fair value of acquired net assets has been allocated to goodwill (a) after elimination of Decca's historical balances of deferred taxes, common stock, retained earnings and cumulative foreign currency translation, and (b) recognition of notes payable to sellers for net working capital adjustment.

	(3)

Cash		2,000,000
			2,000,000
		2,000,000	2,000,000

To record additional borrowings of $2,000,000 under Wells Fargo credit facility to finance cash portion of Decca purchase price reflected in (1) above.

STRATUM HOLDINGS, INC.
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	Stratum	Decca	Pro Forma		Pro Forma
	Holdings, Inc.	Consulting, Ltd.	Adjustments		Combined

Revenues:
Staffing services
Construction	$16,758,412	$-	$-		$16,758,412
Petroleum engineering	15,239,239	18,018,526	9,287,831	(4)	42,545,596
Oil and gas sales	2,187,827	-	1,581,605	(4)	3,769,432
Other	65,724	34,996	40	(4)	100,760
	34,251,202	18,053,522	10,869,476		63,174,200
Expenses:
Cost of staffing services
Construction	13,591,864	-	-		13,591,864
Petroleum engineering	10,952,316	16,409,342	5,879,346	(4)	33,241,004
Annual partner compensation	-	932,902	(572,902)	(5)	360,000
Lease operating expense	1,185,902	-	676,608	(4)	1,862,510
Depreciation, depletion & amortization	876,161	1,450	260,142	(4)	1,137,753
Workover expense	525,867	-	280,603	(4)	806,470
General and administrative	6,436,071	447,272	3,066,504	(4)	9,949,847
Interest expense	1,036,100	7,252	646,218	(4/5)	1,689,570
	34,604,281	17,798,218	10,236,519		62,639,018

Income (loss) before income taxes	(353,079)	255,304	632,957		535,182

Provision for income taxes	120,002	(41,058)	(260,906)	(6)	(181,962)

Net income (loss)	$(233,077)	$214,246	$372,051		$353,220

Net income (loss) per share, basic
and diluted	$(0.01)				$0.01

Weighted average shares outstanding, basic	18,579,652		5,738,970	(7)	24,318,622

Weighted average shares outstanding, diluted					25,164,803

	(4)

Cost of staffing services		5,879,346
Lease operating expense		676,608
DD&A expense		260,142
Workover expense		280,603
General and administrative		3,066,504
Interest expense		322,823
Retained earnings		383,450
Revenue - petroleum engineering			9,287,831
Oil and gas sales			1,581,605
Other			40
		10,869,476	10,869,476

 To adjust Stratum's historical Statement of Operations to reflect the purchase of outstanding common stock of CYMRI Corporation, which occurred on May 23, 2006, as if the purchase had occurred on January 1, 2006.

	(5)

Interest expense		323,395
Accrued liabilities		249,507
Cost of staffing services - petroleum			572,902
		572,902	572,902

 To adjust historical amounts of (a) cost of staffing services for annual partner bonuses of Decca principals, less annual compensation of $180,000 each to be paid to both former Decca partners by Stratum, and (b) interest expense for the effect of debt issued in the Decca acquisition consisting of (i) $1,233,950 of notes issued to the former shareholders of Decca, and (ii) $2,000,000 of additional borrowings under Wells Fargo credit facility to finance cash portion of Decca purchase price. All such debt bears interest at assumed rate of 10% per annum.

	(6)

Provision for income taxes		260,906
Deferred income taxes			260,906
		260,906	260,906

To adjust historical tax expense based on the pro forma combined results of operations at an assumed effective tax rate of 34%.

	(7)

 To reflect issuances of (a) 4,910,398 new shares of STTH common stock in the CYMRI acquisition (representing pro forma effect of 12,540,000 shares issued on May 23, 2006 as if such shares had been issued on January 1, 2006), and (b) 828,572 new shares of STTH common stock in the Decca acquisition.

STRATUM HOLDINGS, INC.
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005

	Stratum	Decca	Pro Forma		Pro Forma
	Holdings, Inc.	Consulting, Ltd.	Adjustments		Combined

Revenues:
Staffing services
Construction	$8,070,569	$-	$-		$8,070,569
Petroleum engineering	-	12,393,564	17,777,272	(4)	30,170,836
Oil and gas sales	-	-	4,168,128	(4)	4,168,128
Other	-	71,542	68,347	(4)	139,889
	8,070,569	12,465,106	22,013,747		42,549,422
Expenses:
Cost of staffing services
Construction	6,890,286	-	-		6,890,286
Petroleum engineering	-	11,106,080	11,748,639	(4)	22,854,719
Annual partner compensation	-	885,169	(525,169)	(5)	360,000
Lease operating expense	-	-	1,363,398	(4)	1,363,398
Depreciation, depletion & amortization	24,998	1,237	1,463,556	(4)	1,489,791
Workover expense	-	-	185,734	(4)	185,734
General and administrative	1,562,476	242,577	6,637,385	(4)	8,442,438
Interest expense	133,641	3,871	1,534,845	(4/5)	1,672,357
	8,611,401	12,238,934	22,408,388		43,258,723

Income (loss) before income taxes	(540,832)	226,172	(394,641)		(709,301)

Provision for income taxes	-	37,318	(37,318)	(6)	-

Net income (loss)	$(540,832)	$188,854	$(357,323)		$(709,301)

Net income (loss) per share, basic
and diluted	$(0.05)				$(0.03)

Weighted average shares outstanding,
basic and diluted	10,950,000		13,368,572	(7)	24,318,572

	(4)

Cost of staffing services		11,748,639
Lease operating expense		1,363,398
DD&A expense		1,463,556
Workover expense		185,734
General and administrative		6,637,385
Interest expense		1,211,450
Revenue - petroleum engineering			17,777,272
Oil and gas sales			4,168,128
Other			68,347
Retained earnings			596,415
		22,610,162	22,610,162

To record historical results of operations of CYMRI Corporation, which was acquired by Stratum on May 23, 2006, as if the acquisition had occurred on January 1, 2005.

	(5)

Interest expense		323,395
Accrued liabilities		201,774
Cost of staffing services - petroleum			525,169
		525,169	525,169

 To adjust historical amounts of (a) cost of staffing services for annual partner bonuses of Decca principals, less annual compensation of $180,000 each to be paid to both former Decca partners by Stratum, and (b) interest expense for the effect of debt issued in the Decca acquisition consisting of (i) $1,233,950 of notes issued to the former shareholders of Decca, and (ii) $2,000,000 of additional borrowings under Wells Fargo credit facility to finance cash portion of Decca purchase price. All such debt bears interest at assumed rate of 10% per annum.

	(6)

Deferred income taxes		37,318
Provision for income taxes			37,318
		37,318	37,318

To adjust Decca's historical tax expense based on the pro forma combined results of operations at an assumed effective tax rate of zero.
	(7)

To reflect issuances of (a) 12,540,000 new shares of STTH common stock in the CYMRI acquisition, and (b) 828,572 new shares of STTH common stock in the Decca acquisition.